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                                                                    EXHIBIT 23.4

          CONSENT OF ARTHUR ANDERSEN LLP INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in this Post Effective Amendment No. 1 to Form S-1 registration statement of our report dated January 14, 2000, except for the fifth and eight paragraph of Note 9, as to which the date is July 14, 2000, included herein and to all references to our Firm included in this registration statement.


                                                         /s/ ARTHUR ANDERSEN LLP




Nashville, Tennessee

September 29, 2000